                                                                    Exhibit 10.1

                               SUBLEASE AGREEMENT

     This  SUBLEASE  AGREEMENT  ("Sublease")  is  made  and  entered  into to be effective  the 8th  day of  October,  2004 by and  between  New  Century  Equity
Holdings Corp., a Delaware Corporation  ("Sublandlord"),  and The Law Offices of
Alfred G. Holcomb P.C. ("Subtenant").

     WHEREAS, SAOP Union Square, L.P., a Texas limited partnership,  as landlord
("Landlord"),  and New Century Equity Holdings Corp., a Delaware Corporation, as
tenant  ("Tenant"),  are parties to a lease dated February 11, 2004 (referred to herein as the  "Master  Lease")  whereby  Landlord  leased  to Tenant  Suite 970
("Master  Premises")  of the  "Building"  located at 10101  Reunion  Place,  San
Antonio,  Texas (the "Building"),  as more particularly  described in the Master
Lease, upon the terms and conditions  contained  therein.  All capitalized terms used herein  shall have the same  meaning  ascribed to them in the Master  Lease unless  otherwise  defined herein. A copy of the Master Lease is attached hereto as Exhibit A and made a part hereof.

     WHEREAS,  Sublandlord  and  Subtenant  wish to enter into a sublease of the
Master  Premises  shown on the demising plan annexed  hereto as Exhibit A of the
Master  Lease  and made a part  hereof  ("Sublease  Premises")  on the terms and conditions hereafter set forth.

     NOW, THEREFORE,  in consideration of the mutual covenants herein contained, and for other good and valuable  consideration,  the receipt and  sufficiency of which are hereby acknowledged, the parties hereto mutually covenant and agree as follows:

     1.  PREMISES.  Sublandlord  hereby  subleases to  Subtenant,  and Subtenant hereby hires and  subleases  from  Sublandlord  the Master  Premises  (which the parties  stipulate  contain 1730 rentable square feet),  upon and subject to the terms, covenants and conditions hereinafter set forth.

     2.  SUBLEASE  TERM.  The  term  of  this  Sublease  ("Term")  shall  be for twenty-eight (28) months,  commencing on October 8, 2004 ("Sublease Commencement
Date"), and ending,  unless sooner terminated as provided herein, on January 31,
2007. ("Sublease Expiration Date").

     3. USE. The Sublease  Premises  shall be used and occupied by Subtenant for the uses permitted  under and in compliance with Paragraph 5 of the Master Lease and for no other purpose.

     4. SUBRENTAL.

     (a)  BASE  RENTAL.  Beginning  with  the  Sublease  Commencement  Date  and thereafter  during  the  Term  of  this  Sublease  and  ending  on the  Sublease
Expiration  Date,  Subtenant  shall pay to  Sublandlord  the  following  monthly installments of base rent ("Base Rental") which are based on $17.00 per rentable square foot per year:

           Month 1                 $0.00     / month
           Months 2-28             $2,450.83 /  month

     The first  monthly  installment  of Base Rental  shall be paid by Subtenant upon the execution of this Sublease.  Base Rental and additional rent (including without limitation,  late fees) shall hereinafter be collectively referred to as
"Rent."

     (b) PRORATIONS.  If the Sublease  Commencement  Date is not the first (1st)
day of a  month,  or if the  Sublease  Expiration  Date is not the last day of a month, a prorated  installment of monthly Base Rental based on a thirty (30) day month shall be paid for the fractional  month during which the Term commenced or terminated.

     (c) OPERATING  EXPENSES.  Beginning on the Sublease  Commencement  Date and
thereafter during the Term of this Sublease,  Subtenant shall pay to Sublandlord as additional rent for this subletting an amount equal to (.889%)  ("Subtenant's
Share") of the excess of  operating  expenses  (as set forth in Exhibit B of the
Master  Lease)  for the  Master  Premises  over the total  amount  of  operating expenses for the Master  Premises  incurred by Sublandlord  during the Base Year pursuant to the terms and conditions of the Master Lease. Subtenant's Share is a percentage  that reflects the ratio of the rentable  square feet of the Sublease
Premises to the rentable square feet of the Master Premises. The rentable square feet of the Master Premises is 1,730.

     (d)  PAYMENT OF RENT.  Except as  otherwise  specifically  provided in this
Sublease,  Rent shall be payable in lawful  money  without  demand,  and without offset,  counterclaim,  or setoff in monthly  installments,  in advance,  on the first day of each and every month during the Term of this Sublease.  All of said
Rent is to be paid by check  made  payable  to:  New  Century  Equity  Holdings,
Newcastle  Partners,  L.P., 300 Crescent Court,  Suite 1110,  Dallas,  TX 75201,
Attn:  Steve  Pully or at such other place or to such agent and at such place as
Sublandlord  may designate by notice to Subtenant.  Any additional rent or other amounts  payable by Sublandlord to Landlord under the Master Lease is to be paid to  Sublandlord  as and when such items are payable by  Sublandlord  to Landlord under the Master Lease,  unless a different time for payment is elsewhere stated
herein.  Upon written request therefor,  Sublandlord agrees to provide Subtenant with copies of any statements or invoices  received by Sublandlord from Landlord pursuant to the terms of the Master Lease.

     (e) LATE  CHARGE.  Subtenant  shall pay to  Sublandlord  an  administrative charge of One and One Half Percent  (1.5%) per month or the highest rate allowed by  applicable  law  ("Interest  Rate") on all past-due  amounts of Rent payable hereunder,  such  charge to accrue  from the date upon which such amount was due until paid.

     5. SECURITY  DEPOSIT.  Concurrently  with the  execution of this  Sublease,
Subtenant  shall deposit with  Sublandlord  the sum of Two Thousand Four Hundred
Fifty and 83/100 Dollars  ($2,450.83)  (the  "Deposit"),  which shall be held by
Sublandlord  as security for the full and faithful  performance  by Subtenant of its covenants and obligations under this Sublease. The Deposit is not an advance
Rent deposit, an advance payment of any other kind or a measure of Sublandlord's damage in case of  Subtenant's  default.  If Subtenant  defaults in the full and timely  performance of any or all of Subtenant's  covenants and  obligations set forth in this Sublease, then Sublandlord may, from time to time, without waiving any other remedy  available to Sublandlord,  use the Deposit,  or any portion of it, to the  extent  necessary  to cure or remedy the  default  or to  compensate
Sublandlord for all or a part of the damages sustained by Sublandlord  resulting from Subtenant's default.  Subtenant shall immediately pay to Sublandlord within five (5) days  following  demand,  the amount so applied in order to restore the
Deposit to its original  amount,  and  Subtenant's  failure to immediately do so shall  constitute a default under this Sublease.  If Subtenant is not in default with respect to the covenants and  obligations set forth in this Sublease at the expiration or earlier termination of the Sublease,  Sublandlord shall return the
Deposit  to  Subtenant  after the  expiration  or  earlier  termination  of this
Sublease.  Sublandlord's  obligations with respect to the Deposit are those of a debtor and not a trustee.  Sublandlord  shall not be required  to  maintain  the
Deposit  separate  and apart  from  Sublandlord's  general or other  funds,  and
Sublandlord may commingle the Deposit with any of Sublandlord's general or other funds. Subtenant shall not at any time be entitled to interest on the Deposit.

     6.  SIGNAGE.  Subtenant is granted the right,  at or about the inception of the Term of this Sublease, to have the Landlord, at Subtenant's expense, install a Building  standard name plate sign identifying  Subtenant on the entry door to the Sublease Premises and on any building directories, subject to Landlord's and
Sublandlord's prior written approval. Except for the foregoing,  Subtenant shall have no right to maintain  Subtenant  identification  signs in any other  common area location in, on, or about the Building.  The size, design,  color and other physical aspects of all such permitted signs shall also be subject to Landlord's and Sublandlord's prior reasonable written approval and also shall be subject to any covenants,  conditions or restrictions encumbering the Sublease Premises and any applicable municipal or other governmental  permits and approvals.  The cost of any  changes to such signs after the initial  installation,  maintenance  and removal  thereof,  shall be at Subtenant's  sole cost and expense.  If Subtenant fails to  maintain  its signs,  or if  Subtenant  fails to remove  same upon the expiration or earlier  termination of this Sublease and repair any damage caused by such removal, then Sublandlord may do so at Subtenant's expense and Subtenant shall  reimburse  Sublandlord  for all actual costs  incurred by  Sublandlord to effect such removal.

     7.  PARKING.  Subtenant  shall  have  the  right,  during  the Term of this
Sublease,  to use all of the parking  spaces  allocated  to  Sublandlord  in the parking garage adjacent to the  Building("Garage")  at no charge to Subtenant as set forth in Exhibit "F" of the Master Lease. Sublandlord understands, but makes no  representation  or warranty of  Subtenant's  rights to such,  that there are additional parking spaces available in the Garage which Subtenant should be able to obtain the right to use.  Subtenant  shall have the right to  negotiate  with
Landlord for the right to use additional  parking spaces during the Term of this
Sublease at Subtenant's sole expense.

     8. INCORPORATION OF MASTER LEASE.

     (a) This Sublease is subject and  subordinate to the Master Lease.  Subject to the modifications  set forth in this Sublease,  the terms of the Master Lease are  incorporated  herein by reference,  and shall,  as between  Sublandlord and
Subtenant (as if they were Landlord and Tenant,  respectively,  under the Master
Lease)  constitute the terms of this Sublease except to the extent that they are inapplicable to,  inconsistent with, or modified by, the terms of this Sublease.
In the event of any  inconsistencies  between  the terms and  provisions  of the
Master  Lease and the  terms  and  provisions  of this  Sublease,  the terms and provisions of this Sublease  shall govern.  Subtenant  acknowledges  that it has reviewed the Master Lease and is familiar with the terms and conditions thereof.

     (b) For the purposes of incorporation herein, the terms of the Master Lease are subject to the following additional modifications:

                                    (i) In all  provisions  of the Master  Lease
(under  the terms  thereof  and  without  regard to  modifications  thereof  for purposes of incorporation into this Sublease)  requiring the approval or consent of  Landlord,  Subtenant  shall be required to obtain the approval or consent of both  Sublandlord  and Landlord,  which consents  (except for consents under the
Master Lease which are in Landlord's sole discretion)  shall not be unreasonably withheld or delayed.

                                    (ii) In all  provisions  of the Master Lease
requiring Tenant to submit, exhibit to, supply or provide Landlord with evidence,  certificates,  or any other matter or thing,  Subtenant shall be required to submit,  exhibit to, supply or provide, as the case may be, the same to both  Landlord  and  Sublandlord.  In any such  instance,  Sublandlord  shall determine  if such  evidence,  certificate  or other  matter  or thing  shall be satisfactory.

                                    (iii)  Sublandlord  shall have no obligation
to restore or rebuild any portion of the Sublease Premises after any destruction or taking by eminent  domain,  unless  Sublandlord  is  obligated  to restore or rebuild pursuant to provisions of the Master Lease.

     (c) The following provisions of the Master Lease are specifically excluded:
Section  entitled  "Expansion and Right of First  Refusal",  "Temporary  Space",
Renewal Option".

     9.  SUBTENANT'S  OBLIGATIONS.  Subtenant  covenants  and  agrees  that  all obligations of Sublandlord  under the Master Lease shall be done or performed by
Subtenant with respect to the Sublease Premises, except as otherwise provided by this Sublease, and Subtenant's obligations shall run to Sublandlord and Landlord as Sublandlord  may determine to be appropriate or be required by the respective
interests  of   Sublandlord   and  Landlord.   Subtenant   agrees  to  indemnify
Sublandlord, and hold it harmless, from and against any and all claims, damages, losses, expenses and liabilities (including reasonable attorneys' fees) incurred as a result of the  non-performance,  non-observance  or  non-payment  of any of
Sublandlord's  obligations  under the  Master  Lease  that,  as a result of this
Sublease,  became an obligation of Subtenant.  If Subtenant makes any payment to
Sublandlord  pursuant to this  indemnity,  Subtenant  shall be subrogated to the rights of  Sublandlord  concerning  said  payment.  Subtenant  shall not do, nor permit to be done,  any act or thing that is, or with  notice or the  passage of time would be, a default under this  Sublease or the Master  Lease.  Sublandlord agrees to indemnify  Subtenant,  and hold it harmless,  from and against any and all claims,  damages,  losses,  expenses and liabilities  (including  reasonable attorneys' fees) incurred as a result of the non-performance,  non-observance or non-payment of any of Sublandlord's  obligations under the Master Lease that, as a result of this  Sublease,  expressly do not become an  obligation of Subtenant such as the obligation to pay operating expenses.

     10. SUBLANDLORD'S  OBLIGATIONS.  Sublandlord agrees that Subtenant shall be entitled  to receive  all  services  and  repairs to be  provided by Landlord to
Sublandlord under the Master Lease.  Subtenant shall look solely to Landlord for all such  services  and shall not,  under any  circumstances,  seek nor  require
Sublandlord to perform any of such services,  nor shall Subtenant make any claim upon Sublandlord for any damages that may arise by reason of Landlord's  default under the Master Lease. Any condition resulting from a default by Landlord shall not  constitute  as between  Sublandlord  and  Subtenant an eviction,  actual or constructive,  of Subtenant, and no such default shall excuse Subtenant from the performance or observance of any of its  obligations to be performed or observed under  this  Sublease,  or entitle  Subtenant  to receive  any  reduction  in or abatement  of the Rent  provided for in this  Sublease.  In  furtherance  of the foregoing and provided  Sublandlord  reasonably  pursues its remedies  under the
Master Lease for Landlord's  default of its  obligations,  Subtenant does hereby waive any cause of action and any right to bring any action against  Sublandlord by reason of any act or omission of Landlord under the Master Lease. Sublandlord covenants and agrees with  Subtenant that  Sublandlord  will pay all Base Rental and additional  rent payable by Sublandlord  pursuant to the Master Lease to the extent that failure to perform the same would adversely  affect  Subtenant's use or occupancy of the Sublease Premises.

     11. DEFAULT BY SUBTENANT. In the event Subtenant shall be in default of any covenant  of,  or shall  fail to  honor  any  obligation  under  this  Sublease,
Sublandlord  shall have  available to it against  Subtenant  all of the remedies available  (a) to  Landlord  under  the  Master  Lease in the event of a similar default on the part of Sublandlord thereunder or (b) at law or in equity.

     12.  QUIET  ENJOYMENT.  So long  as  Subtenant  pays  all of the  Rent  due
hereunder  and  performs  all  of  Subtenant's  other   obligations   hereunder,
Sublandlord  shall do  nothing  to affect  Subtenant's  right to  peaceably  and quietly have, hold and enjoy the Sublease Premises.

     13.  NOTICES.  Anything  contained in any provision of this Sublease to the contrary  notwithstanding,  Subtenant  agrees,  with  respect  to  the  Sublease
Premises,  to comply with and remedy any default in this  Sublease or the Master
Lease which is  Subtenant's  obligation  to cure,  within the period  allowed to
Sublandlord under the Master Lease, even if such time period is shorter than the period  otherwise  allowed  therein due to the fact that notice of default  from
Sublandlord to Subtenant is given after the corresponding notice of default from
Landlord to Sublandlord.  Sublandlord  agrees to forward to Subtenant,  promptly upon receipt thereof by Sublandlord,  a copy of each notice of default  received by  Sublandlord  in its  capacity as Tenant  under the Master  Lease.  Subtenant agrees to forward to Sublandlord,  promptly upon receipt thereof,  copies of any
notices   received  by  Subtenant   from  Landlord  or  from  any   governmental
authorities.  All notices, demands and requests shall be in writing and shall be sent either by hand  delivery or by a nationally  recognized  overnight  courier service (e.g., Federal Express), in either case return receipt requested, to the address of the appropriate party. Notices, demands and requests so sent shall be deemed  given when the same are  received  or upon  refusal to accept  delivery.
Notices to Sublandlord shall be sent to the attention of:

     New Century Equity Holdings Corp.
     300 Crescent Court, Suite 1110
     Dallas, TX  75201
     Attn:  Steve Pully

     Notices to Subtenant shall be sent to the attention of:

     Alfred G. Holcomb, P.C.
     10101 Reunion Place, Suite 970
     San Antonio, TX  78216
     Attn:  Alfred G. Holcomb

     14. BROKER.  Sublandlord and Subtenant  represent and warrant to each other that,  with the  exception  of Kyle  Gunter of  Primera  Partners  ("Subtenant's
Broker") and Norman  Binsted of CB Richard Ellis  ("Sublandlord's  Broker"),  no
brokers were involved in connection with the negotiation or consummation of this
Sublease.  Sublandlord  agrees  to  pay a  commission  to  Sublandlord's  Broker pursuant  to a separate  agreement.  Sublandlord's  Broker will pay a portion of such agreed  commission  received to  Subtenant's  Broker.  Each party agrees to indemnify the other, and hold it harmless,  from and against any and all claims, damages, losses, expenses and liabilities (including reasonable attorneys' fees)
incurred  by said  party as a  result  of a breach  of this  representation  and warranty by the other party.

     15. CONDITION OF PREMISES. Subtenant acknowledges that it is subleasing the
Sublease Premises "as-is" and that Sublandlord is not making any  representation or  warranty  concerning  the  condition  of  the  Sublease  Premises  and  that
Sublandlord  is not  obligated  to  perform  any work to  prepare  the  Sublease
Premises  for  Subtenant's  occupancy.  Subtenant  acknowledges  that  it is not authorized to make or do any  alterations or  improvements in or to the Sublease
Premises,  except as permitted by the provisions of this Sublease and the Master
Lease,  and that it must deliver the  Sublease  Premises to  Sublandlord  on the
Sublease Expiration Date in the condition required by the Master Lease.

     16.  CONSENT  OF  LANDLORD.  Paragraph  11 of  the  Master  Lease  requires
Sublandlord  to  obtain  the  written  consent  of  Landlord  to this  Sublease.
Sublandlord shall solicit Landlord's consent to this Sublease promptly following the execution and delivery of this Sublease by Sublandlord  and Subtenant.  This
Sublease is subject to and shall only become  effective upon the written consent of Landlord to this Sublease.  In the event  Landlord's  written consent to this
Sublease  has not been  obtained  within  thirty  (30) days after the  execution hereof,  then this Sublease may be terminated by either party hereto upon notice to the other,  and upon such  termination  neither  party  hereto shall have any further rights against or obligations to the other party hereto. 17. TERMINATION
OF THE SUBLEASE.  If for any reason the term of the Master Lease shall terminate prior to the Sublease  Expiration  Date,  this Sublease shall  automatically  be terminated,  and Sublandlord shall not be liable to Subtenant by reason thereof, unless said  termination  shall have been  caused by the default of  Sublandlord under the Master Lease and said  Sublandlord's  default was not as a result of a
Subtenant's default hereunder.

     18. ASSIGNMENT AND SUBLETTING.

     (a)  Independent  of and in addition to any provisions of the Master Lease, including without  limitation the obligation to obtain Landlord's consent to any assignment,  it is understood and agreed that  Subtenant  shall have no right to sublet the  Sublease  Premises or any portion  thereof or any right or privilege appurtenant  thereto.  Any assignment by Subtenant without  Sublandlord's  prior written consent shall be void and shall, at the option of Sublandlord, terminate this Sublease.

     (b) Subtenant shall advise  Sublandlord by notice of (i) Subtenant's intent to assign this  Sublease,  (ii) the name of the  proposed  assignee and evidence reasonably satisfactory to Sublandlord that such proposed assignee is comparable
in  reputation,   stature  and  financial  condition  to  tenants  then  leasing comparable  space in comparable  buildings,  and (iii) the terms of the proposed assignment.  Sublandlord  shall,  within  thirty  (30) days of  receipt  of such notice,  and any  additional  information  requested by Landlord  concerning the proposed assignee's financial responsibility, elect one of the following:

                                                (i)  Consent  to  such  proposed
assignment;

                                                (ii) Refuse such consent,  which
refusal shall be on reasonable grounds; or

                                                (iii)  Elect  to  terminate  the
Sublease, effective thirty (30) days after Sublandlord delivers notice of its election to Subtenant.

     (c) In the event that Sublandlord  shall consent to an assignment under the provisions  of this Section 18,  Subtenant  shall pay  Sublandlord's  reasonable processing costs and reasonable attorneys' fees incurred in giving such consent.
Notwithstanding  any permitted  assignment,  Subtenant shall at all times remain directly,  primarily and fully  responsible  and liable for all payments owed by
Subtenant under the Sublease and for compliance  with all obligations  under the
terms,   provisions  and  covenants  of  the  Sublease.  If,  for  any  proposed assignment, Subtenant receives Rent or other consideration,  either initially or over  the  term of the  assignment,  in  excess  of the  Rent  required  by this
Sublease, after a deduction for the following: (a) any brokerage commission paid by Subtenant in connection  therewith and (b) any reasonable  attorneys' fees in connection  with preparing and  negotiating an assignment  document  ("Profit"), then Subtenant shall pay to Sublandlord as additional  Rent, Fifty percent (50%)
of such Profit or other consideration received by Subtenant within five (5) days of its receipt by Subtenant or, in the event the assignee makes payment directly to  Sublandlord,  Sublandlord  shall refund Fifty percent (50%) of the Profit to
Subtenant after deducting (a) and (b) above.

     (d)  Occupancy  of  all  or  part  of  the  Sublease  Premises  by  parent, subsidiary,  or affiliated companies or a joint venture partnership of Subtenant shall not be deemed an  assignment  or  subletting  provided  that such  parent, subsidiary  or  affiliated  companies or a joint  venture  partnership  were not formed as a subterfuge to avoid the  obligation of this Section 18. If Subtenant is a  corporation,  unincorporated  association,  trust or  general  or  limited partnership, then the sale, assignment, transfer or hypothecation of any shares,
partnership   interest,   or  other  ownership  interest  of  such  entity,  the
dissolution,  merger,  consolidation,  or other reorganization of such entity or the sale,  assignment,  transfer or  hypothecation of the assets of such entity, shall not be deemed an assignment or sublease  subject to the provisions of this
Section 18.

     19.  LIMITATION  OF ESTATE.  Subtenant's  estate  shall in all  respects be limited to, and be construed in a fashion consistent with, the estate granted to
Sublandlord by Landlord.  Subtenant  shall stand in the place of Sublandlord and shall  defend,  indemnify  and hold  Sublandlord  harmless  with  respect to all covenants,  warranties,  obligations,  and payments made by Sublandlord under or required  of  Sublandlord  by the  Master  Lease with  respect to the  Subleased
Premises.  In the event  Sublandlord  is prevented  from  performing  any of its obligations  under this Sublease by a breach by Landlord of a term of the Master
Lease, then Sublandlord's sole obligation in regard to its obligation under this
Sublease  shall  be  to  use  reasonable  efforts  in  diligently  pursuing  the correction or cure by Landlord of Landlord's breach and to reasonably pursue its remedies under the Master Lease for such breach.

     20. ENTIRE  AGREEMENT.  It is understood and acknowledged that there are no oral  agreements  between the parties  hereto  affecting  this Sublease and this
Sublease supersedes and cancels any and all previous negotiations, arrangements, brochures, agreements and understandings,  if any, between the parties hereto or displayed  by  Sublandlord  to  Subtenant  with  respect to the  subject  matter thereof,  and none thereof shall be used to interpret or construe this Sublease.
This Sublease,  and the exhibits and schedules  attached hereto,  contain all of the terms,  covenants,  conditions,  warranties  and  agreements  of the parties relating in any manner to the rental, use and occupancy of the Sublease Premises and shall be considered to be the only agreements between the parties hereto and their  representatives and agents. None of the terms,  covenants,  conditions or provisions  of this  Sublease  can be  modified,  deleted  or added to except in writing  signed by the parties  hereto.  All  negotiations  and oral  agreements acceptable to both parties have been merged into and are included herein.  There are no other representations or warranties between the parties, and all reliance with respect to  representations is based totally upon the  representations  and agreements contained in this Sublease.

     IN WITNESS  WHEREOF,  the parties have entered into this Sublease as of the date first written above.

                                  SUBLANDLORD:

                                  New Century Equity Holdings Corp.,
                                  a Delaware Corporation

                                  By:         JOHN MURRAY
                                  Its:        CHIEF FINANCIAL OFFICER
                                  Date:       SEPTEMBER 29, 2004

                                  SUBTENANT:

                                  The Law Offices of
                                  Alfred G. Holcomb, P.C.

                                  By:         ALFRED G. HOLCOMB
                                  Its:        PRINCIPAL
                                  Date:       SEPTEMBER 27, 2004

                               LANDLORD'S CONSENT

     SAOP Union Square L.P., a Texas  limited  partnership,  hereby  consents to this Sublease;  provided,  however,  such consent shall not release or discharge
New Century Equity Holdings Corp. from any liability,  past,  present or future, under the Master Lease.

                                   "LANDLORD"

SAOP UNION SQUARE, L.P.,
A TEXAS LIMITED PARTNERSHIP

By: SAOP Unisquare GP, LLC, a Delaware limited  liability  company,  its general partner

    By: San Antonio Office Portfolio, LLC, a Delaware limited liability company, its sole member

        By: SAOPNNM, LLC, its managing member

BY:         MARK GRECO
TITLE:      VICE PRESIDENT

                                    EXHIBIT A

                              COPY OF MASTER LEASE

                                       10

                                    EXHIBIT B

                                SUBLEASE PREMISES

                                       11